Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (as may be modified from time to time, this “First Amendment”) effective February 24, 2011 (the “Effective Date”), is made to that certain Amended and Restated Credit Agreement dated as of the 19th day of October, 2010, as amended (the “Credit Agreement”), by and among GTSI Corp., a Delaware corporation (“Reseller”), Castle Pines Capital LLC, a Delaware limited liability company (as an individual administrative agent, or as a lender, as the context may require, “CPC”) and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, formerly known as Wells Fargo Foothill, LLC (in its capacity as the collateral agent for the benefit of Lenders, the “Collateral Agent,” in its capacity as an individual administrative agent, “WFF” and, together with CPC, “Administrative Agents”), CPC as lender and the other lenders listed on Exhibit 3 of the Credit Agreement and the signature pages hereto (and their respective successors and permitted assigns), (collectively, “Lenders”).
WITNESSETH:
WHEREAS, Lenders have extended certain credit facilities to the Reseller pursuant to the Credit Agreement.
NOW, THEREFORE, pursuant to the provisions of Section 21.2 of the Credit Agreement, CPC and the Required Lenders hereby consent to this First Amendment and agree, subject to the conditions set forth herein, to amend the Credit Agreement on the terms set forth herein.
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
SECTION 2. Amendments to Credit Agreement.
Section 3.5.3 of the Credit Agreement is hereby amended by deleting it in its entirety and existing and replacing it with the following:
“3.5.3.1. If the Facilities are not sooner terminated as contemplated by Section 3.5.2 of this Agreement, then, notwithstanding anything contained in this Agreement to the contrary, the Facilities shall automatically terminate on the Termination Date (defined below) unless no fewer than sixty (60) days prior to May 27, 2011, Administrative Agents, Reseller and all of the Lenders affirmatively agree in writing, in each of their respective sole and absolute discretion (each, a “Renewing Lender” and collectively the “Renewing Lenders”), to renew the Facilities for an additional 365-day period on the terms and conditions contained herein (a “Renewal”) provided, however, a Renewal may also occur if one or more Lenders chooses to terminate such Lender’s Pro Rata Share (each, a “Terminating Lender”) and (i) such Terminating Lender or Terminating Lenders’ Pro Rata Share is assigned to an Eligible Assignee pursuant to Section 19.4 of this Agreement prior to a Termination Date or (ii) if clause (i) of this Section 3.5.3.1 does not apply, such Terminating Lender or Terminating Lenders’ Pro-Rata Share becomes subject to the provisions of Section 3.5.3.2 of this Agreement. If no Renewal has occurred, “Termination Date” means the earliest of: (a) the termination of the Facilities by Administrative Agents or Required Lenders pursuant to the provisions of Section 3.5.1, (b) the sixtieth (60th) day after written notice is delivered by Administrative Agents or Required Lenders to Reseller informing Reseller of the determination by Administrative Agents or the Required Lenders to terminate the Facilities in their sole discretion or (c) May 27, 2011. Notwithstanding the foregoing, if one or more Renewals have occurred, “Termination Date” means the earliest of (a) the termination of the Facilities by Administrative Agents or Required Lenders pursuant to the provisions of Section 3.5.1, (b) the sixtieth (60th) day after written notice is delivered by Administrative Agents or Required Lenders to Reseller informing Reseller of the determination by Administrative Agents or Required Lenders to terminate the Facilities in their sole discretion or (c) the date which is the last day of the 365-day period for which the Facilities were most recently extended pursuant to a Renewal. None of Administrative Agents nor any Lender shall be obligated to provide Reseller notice (written or oral) of a Termination Date arising pursuant to Section 3.5.1. If written evidence of a Renewal is not executed by Administrative Agents, all of Lenders and Reseller as required herein, then this Agreement and the Loan Documents shall terminate on the Termination Date without further action or notice by any Party.
3.5.3.2 If, pursuant to the provisions of Section 3.5.3.1, all Lenders are not Renewing Lenders and the provisions of clause (i) of Section 3.5.3.1 do not apply, (i) that portion, if any, of the Pro-Rata Share of each Terminating Lender in excess of the aggregate Pro-Rata Share of each Renewing Lender, or that portion, if any, of the Pro-Rata Share of each Terminating Lender in excess of that portion of the Aggregate Facilities which CPC has agreed to hold, as the case may be, (the “Unassigned Pro-Rata Share”) shall no longer be effective and shall not be taken into account in determining the Pro-Rata Share of each Renewing Lender or CPC’s Pro-Rata Share, as the case may be, hereunder, (ii) the Total Facility Limit shall be reduced by the Unassigned Pro-Rata Share applicable at any time, and (iii) the Administrative Agents may at any time assign to an Eligible Assignee all or any portion of the Unassigned Pro-Rata Share in accordance with Section 19.4 hereunder, whereupon such Unassigned Pro-Rata Share shall become effective as the Pro-Rata Share of such Eligible Assignee and, to the extent of such Eligible Assignee’s assigned commitment, the Unassigned Pro-Rata Share shall be reduced and the Total Facility Amount shall be restored.”
SECTION 3. Conditions to Effectiveness. The effectiveness of this First Amendment is expressly conditioned upon the receipt by the Administrative Agents of counterparts hereof signed in number sufficient for each of the parties hereto.
SECTION 4. Representations and Warranties. Resellers hereby represent and warrant as follows:
A. The Credit Agreement, as amended hereby, constitutes legal, valid and binding obligations of Resellers and is enforceable against Resellers in accordance with its terms.
B. Upon the Effective Date, Resellers hereby reaffirm all covenants, representations and warranties made in the Original Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
C. No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Second Amendment which has not been separately disclosed to and/or waived by CPC.
SECTION 5. Effect on the Credit Agreement.
A. Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

2

B. Except as specifically amended herein, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
C. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
SECTION 7. Governing Law. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Colorado.
SECTION 8. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
SECTION 9. Counterparts. This First Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.
SIGNATURES APPEAR ON NEXT PAGE

3

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this First Amendment effective as of the date and year first above written.
CASTLE PINES CAPITAL LLC,
as Administrative Agent and a Lender

By:	/s/ John Schmidt

	Name:	John Schmidt
	Title:	Managing Partner
WELLS FARGO CAPITAL FINANCE, LLC
as Administrative Agent and Collateral Agent

By:	/s/ John Hanley

	Name:	John Hanley
	Title:	Executive Vice President — Division Portfolio Manager
Notice Address — Administrative Agents:
c/o Castle Pines Capital LLC
116 Inverness Drive East, Suite 375
Englewood, CO 80112
Attn: Mr. John Schmidt
FAX # (303) 209-1906
TEL # (303) 209-1941
jschmidt@castlepinescapital.com
with a copy to
Mr. Robert A. Breindel
General Counsel and Secretary
FAX # (303) 209-1937
TEL # (303) 209-1906
rbreindel@castlepinescapital.com
with a copy to
Wells Fargo Capital Finance, LLC
14241 Dallas Parkway, Suite 1300
Dallas, TX 75254
Attn: Mr. John C. Reniger
FAX # (972) 661-0537
TEL # (972) 851-9113
john.reniger@wellsfargo.com

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this First Amendment effective as of the date and year first above written.
U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daryl Hagstrom

	Name:	Daryl Hagstrom
	Title:	Senior Vice President, U.S. Bank Asset Based Finance
Notice Address:
U.S. Bank, National Association
7th & Washington, 5th Floor
St. Louis, MO 63101
Attn: Daryl Hagstrom
FAX # 314-418-8556
TEL # 314-418-8323
Daryl.A.Hagstrom@usbank.com

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this First Amendment effective as of the date and year first above written.
GTSI CORP., as Reseller

By:	/s/ Sterling Phillips

	Name:	Sterling Phillips
	Title:	Chief Executive Officer
Notice Address for Reseller:
GTSI Corp.
2553 Dulles View Drive, Suite 100
Herndon, Virginia 20171-5219
Attn: Legal Department
Telecopy No.: 703-222-5217
Email: Legal@gtsi.com
with a copy (which shall not constitute notice) to:
Carter Strong, Esq.
Arent Fox LLP
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036
Telecopy No. 202-857-6395
strong.carter@arentfox.com